EXHIBIT 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

FIRST Amendment TO LICENSE AND COMMERCIALIZATION agreement

This First Amendment to License and Commercialization Agreement (this “Amendment”) is made by and between Nuvation Bio Inc. (“Nuvation”), and Nippon Kayaku Co., Ltd. (“NK”). This Amendment is effective as of the last signature date below (the “Amendment Effective Date”).

WHEREAS, Nuvation (as assigned from AnHeart Therapeutics LLC, f/k/a AnHeart Therapeutics Inc.) and NK are parties to that certain License and Commercialization Agreement dated October 27, 2023 (the “Agreement”); and

WHEREAS, Nuvation and NK desire to collaborate to conduct the AB-106-G319 Study (as defined below) in the Territory.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, Nuvation and NK hereby agree to modify, replace or supplement the terms of the Agreement, as the case may be, as follows:

1.
Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
2.
Amendment to Article 1 (Definitions). The following is hereby added to Article 1 as a new Section 1.70:

“1.70 “AB-106-G319 Study” means the clinical study for taletrectinib titled: “A Phase 3 Multicenter Double-blind Randomized Study of Taletrectinib versus Placebo in Patients with ROS1-Fusion Positive Stage IB-IIIA Non-Small Cell Lung Cancer Who Have Undergone Complete Tumor Resection”.”

3.
Amendment to Article 3 (Development for New Indications). Article 3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“3 Development.

3.1 Development for New Indications. In NK’s [***] and at its sole cost and expense, subject to Section 2.1, NK shall be responsible for the Development and Commercialization of the Licensed Compound or Licensed Product(s) in the Field in the Territory for any New Indications.

3.2 Development for AB-106-G319 Study.

3.2.1 The Parties acknowledge and agree that Nuvation will sponsor and manage AB-106-G319 Study in the Territory in accordance with the AB-106-G319 study plan set forth on Exhibit C (the “AB-106-G319 Study Plan”).

3.2.2 Nuvation may propose updates to the AB-106-G319 Study Plan from time to time which the Parties shall mutually agree to, with such agreement not to be unreasonably withheld or delayed, provided that [***].

3.2.3 Nuvation shall perform (either by itself or through one or more subcontractors of its choosing) the activities as set forth in the AB-106-G319 Study Plan. NK shall bear [***] of the out-of-pocket costs pertaining to the AB-106-G319 Study in the Territory incurred by Nuvation, provided that Nuvation shall bear the costs that are [***] Nuvation shall invoice NK for such costs (together with reasonable supporting documentation) on an [***] basis, provided that [***]. Any costs [***] shall remain payable by NK and shall be invoiced and paid in [***]. NK shall pay such invoiced amounts pursuant to Section 8.7.

3.2.4 Nuvation shall have the right to terminate the AB-106-G319 Study upon [***] days written notice to NK.”

4.
Amendment to Section 10.5.3 (Publications). Section 10.5.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“10.5.3 For any scientific publications and presentations related to (a) data generated solely outside the Territory or (b) data generated in the AB-106-G319 Study, Nuvation shall have the final decision-making authority on publications and presentations relating to the Licensed Compound and Licensed Product(s), and will consider or incorporate NK' s comments in good faith.

5.
New Exhibit C (AB-106-G319 Study Plan). The Agreement is hereby amended to include a new Exhibit C (AB-106-G319 Study Plan), as set forth in Exhibit C of this Amendment.
6.
No Further Modification. Except as expressly modified and amended hereby, the Agreement and its terms shall remain in full force and effect.
7.
Counterparts and Signatures. This Amendment may be executed in two (2) counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. This Amendment may also be signed and then delivered by any reliable electronic means, including by scanning and e-mail or through upload to a cloud-based document repository or exchange, each of which shall be treated for all purposes as an original signature to this Amendment.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have executed this Amendment by causing it to be signed by their duly authorized representatives to be effective as of the Amendment Effective Date.

Nuvation Bio Inc. Nippon Kayaku Co., Ltd.

Signature: /s/ David Hung Signature: /s/ Hiroshi Shimada

Name: David Hung Name: Hiroshi Shimada

Title: Chief Executive Officer Title: Representative Senior Managing Director In charge of Life Science Business Unit Head of Pharmaceutical Group

Date: 2026/07/15 Date: 2026/07/21

Exhibit C

AB-106-G319 Study Plan

[***]